Fees Summary	Mar. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 125,000,000
Previously Paid Amount	0.00
Total Fee Amount	17,263
Total Offset Amount	0.00
Net Fee	$ 17,263